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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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                                February 25, 2004
                                -----------------
                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
                           ---------------------------
               (Exact name of registrant as specified in charter)



    NEVADA                           0-2172                        95-2018730
    ------                           ------                        ----------
(state or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
 incorporation)                                                      Number)



                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
                          ----------------------------
              (Address of principal executive offices and zip code)



                                 (818) 982-1650
                                 --------------
              (Registrant's telephone number, including area code)

                                 (818) 765-5603
                                 --------------
               (Registrant's facsimile number including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The holders of a majority of the outstanding shares of Flamemaster Corporation have, pursuant to the written consent of more than 65.6% of the outstanding shares, agreed to a reorganization of The Company in lieu of a special meeting of stockholders.

The Company will distribute one share of common stock in Flamemaster Aerospace Corporation for every 50 (Fifty) shares of Flamemaster held on the record date of March 02, 2004. The stock to be distributed will be restricted stock bearing a legend and not registered. The Flamemaster Aerospace stock will constitute the manufacturing operations of the Company and most of the assets. The remaining assets approximately $20,000.00 in cash, the public entity and the Company's trading symbol will be merged with Cyberhotline Corporation on a one to one basis.

The holders of fewer than 50 (fifty) shares will NOT receive Flamemaster Aerospace fractions, but receive cash in lieu of fractions at the rate of $175.00 (one hundred seventy-five dollars) per Flamemaster Aerospace share or $3.50 (three dollars fifty cents) per current Flamemaster share.

Flamemaster will issue approximately 1,535,000 (one million five hundred thirty five thousand) shares to acquire the assets and operations of Cyberhotline.

Flamemaster Aerospace will continue operating the current Flamemaster operations, but will NOT be a reporting company.

The Flamemaster Aerospace stock will NOT be registered under the Securities Exchange Act of 1934.

The distribution date will be on or about March 30, 2004 or 21 days from the date of first mailing of the information statement to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE FLAMEMASTER CORPORATION
                                      ----------------------------------
                                      (Registrant)

                                      /s/ Joseph Mazin
                                      ----------------------------------
                                      Chief Executive Officer and
                                      Chief Financial Officer
Date:  February 25, 2004